Corporate Governance & Stewardship Fall 2026 Exhibit 99.1

Forward Looking Statements Cautionary Statement Regarding Forward-looking Statements Any statements of the Company’s expectations in these slides, including, but not limited to, statements regarding 2026 cost savings and capital spending constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and its present expectations. These risks and uncertainties include, but are not limited to, inflation of and volatility in raw material and energy costs, changes in consumer buying habits and product preferences, competition with other paperboard manufacturers and product substitution, the Company’s ability to implement its business strategies, including strategic acquisitions, productivity initiatives, cost reduction plans and integration activities, as well as the Company’s debt level, currency movements and other risks of conducting business internationally, the impact of regulatory and litigation matters, including the continued availability of the Company's U.S. federal income tax attributes to offset U.S. federal income taxes and the timing related to the Company’s future U.S. federal income tax payments. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date on which they are made and the Company undertakes no obligation to update such statements, except as may be required by law. Additional information regarding these and other risks is contained in the Company’s periodic filings with the Securities and Exchange Commission. Non-GAAP Financial Measures & Reconciliations This presentation includes certain historic financial measures that exclude or adjust for charges or income associated with business combinations, facility shutdowns, extended paperboard manufacturing facility outages, sales of assets and other special charges or income (“Non-GAAP Financial Measures”). The Company’s management believes that the presentation of these Non-GAAP Financial Measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These Non-GAAP Financial Measures are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and should be considered in addition to results prepared in accordance with GAAP, but should not be considered substitutes for or superior to GAAP results. In addition, these Non-GAAP Financial Measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measures in the same manner as we do. A reconciliation of these Non-GAAP Financial Measures to the most relevant GAAP measure can be found in the Company’s earnings press releases. Note that a reconciliation of Non-GAAP Financial Measures provided as future performance guidance to the most relevant GAAP measure is not provided, as the Company is unable to reasonably estimate the timing or financial impact of items such as charges associated with business combinations and other special charges. The inability to estimate these future items makes a detailed reconciliation of these forward-looking non-GAAP financial measures impracticable. 2

Company Overview Global leadership in sustainable consumer packaging 3

Graphic Packaging at a Glance

$8.6 billion
2025 Net Sales

$1.4 billion
2025 Adj EBITDA[1]

22,000+
Employees

100+ year
Operating history

100+ facilities
Design and Manufacturing

~96%
Packaging sold is recyclable[2]

3,000+
Customers

~3,100
Patents

Locations in 25+
Countries



Health & Beauty
4%
Household
14%
39%
Food
2025 Net Sales
19%
Foodservice
24%
Beverage



69% U.S. Sales
31% Int'l Sales

1. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to the 2025 year-end earnings press release filed as an exhibit to the Company's Current Report on Form 8-K filed on February 3, 2026 for a reconciliation to Net Income.
2. Recyclable is defined as total widely, locally, and conditionally recyclable products.

Graphic Packaging HOLDING COMPANY

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Clear Investment Thesis based on Unique Competitive Advantages Continuous Innovation to Meet Evolving Consumer Packaging Preferences Partner of Choice for Consumer Goods & Foodservice Brands and Retailers Competitively Advantaged Global Network of State-of-the-Art Assets & Facilities Deep Operating Expertise and Long-Term Customer Relationships Powerful Cash Flow Engine Enabling Organic Growth & Capital Return to Shareholders Global Leader in Sustainable Consumer Packaging 5

Optimize operations, footprint and portfolio Executing Near-Term Strategic Priorities Growth in food and health & beauty end markets despite inflation Disciplined organic growth Croatia divestiture completed; additional proposed facility closures announced Achieved $75M inventory reduction YTD; 2026 capital spending now expected below $450M Deliver free cash flow growth commitment Paying down debt and continued shareholder return with established dividend Deploy free cash flow On track to deliver $85M of cost savings in 2026, an increase from prior $60M target Enhance profitability 6

Clear Path to Value Creation Taking decisive actions to strengthen operational excellence and recover margins Generating 2026 Adjusted Cash Flow of $600M-$700M through inventory reduction, disciplined capital spending, and other efficiency initiatives Optimizing footprint and portfolio on core competencies and highest return opportunities Reducing leverage while continuing return of capital to shareholders with dividend and reinvestment back into the business Driving disciplined and sustainable growth through proactive commercial strategy and focused innovation 7

Leadership & Governance An experienced leadership team and an engaged Board of Directors 8

Independent, Diverse, and Engaged Board



Robbert Rietbroek, 52
Chief Executive Officer

Director since 2026

- President and Chief Executive Officer of Graphic Packaging
- Former CEO and Director of Primo Brands Corp.

GLOBAL CONSUMER GOODS AND COMMERCIAL EXPERTISE



Larry Venturelli, 65
Independent Chairman

Director since 2016

- Former EVP, Chief Financial Officer, Corporate Controller, and Chief Accounting Officer of Whirlpool

CORPORATE FINANCE AND MANUFACTURING EXPERTISE



Aziz Aghili, 67
Independent Director

Director since 2022
A, C

- Former EVP and President of Heavy Vehicle Group of Dana
- Former VP and General Manager of Body Systems of Meritor

MANUFACTURING AND INT'L BUSINESS EXPERIENCE



Laurie Brlas, 68
Independent Director

Director since 2019
A, N

- Former EVP and Chief Financial Officer of Newmont Mining Corporation
- Former EVP and Chief Financial Officer of Cliffs Natural Resources

SENIOR EXECUTIVE AND GOVERNANCE EXPERTISE



Andrew Callahan, 60
Independent Director

Director since 2024
N*, C

- Operating Advisor for Clayton, Dublier & Rice
- Former President, Chief Executive Officer, and Executive Director of Hostess Brands

SENIOR EXECUTIVE AND M&A EXPERTISE



Robert Hagemann, 69
Independent Director

Director since 2014
A*, N

- Former SVP, Chief Financial Officer, and Corporate Controller of Quest Diagnostics

CORPORATE FINANCE AND M&A EXPERTISE



Alessandro Maselli, 54
Independent Director

Director since 2025
C

- Director, President and Chief Executive Officer of Catalent Pharma Solutions

SENIOR EXECUTIVE AND OPERATIONS EXPERTISE



Jeffrey Stafeil, 56
Independent Director

Director since 2026
A

- Director and CEO of RESRG Automotive
- Former CFO of Tenneco Incorporated and Adient plc.

SENIOR EXECUTVIVE AND FINANCE EXPERTISE



Lynn Wentworth, 67
Independent Director

Director since 2009
C*, N

- Former SVP, Chief Financial Officer, and Treasurer of BlueLinx
- Former VP and CFO of Communications Group of BellSouth

CORPORATE FINANCE AND GOVERNANCE EXPERTISE

A = Audit Committee **C** = Compensation and Management Development Committee **N** = Nominating and Corporate Governance Committee ***** = Chair

Joined Board in the last 4 years

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Experienced Executive Team Robbert Rietbroek President & Chief Executive Officer Jean-Francois Roche Senior VP & Chief Commercial Officer Jeff Stevens Senior VP, Mills Daniel Fishbein Executive VP, General Counsel & Secretary Nikhil Narvekar Senior VP & Chief Information Officer Melanie Skijus VP, Investor Relations Karel van der Mandele Senior VP, Chief Transformation Officer Scott Fallan Senior VP and President, International Charles Lischer Senior VP, Chief Accounting Officer & Interim CFO Ruth E. Dávila VP, Global Communications Joseph Yost Executive VP & President, Americas Tatiana Berardinelli Executive VP, Chief Human Resources Officer 10

Skilled Board with the Right Experience

Skills and Experience	Aghili	Brlas	Callahan	Hagemann	Maselli	Rietbroek	Stafeil	Venturelli	Wentworth	Total
Senior Executive Leadership Experience (CEO, CFO or other top executive leading a division or corporate function)	✚	✚	✚	✚	✚	✚	✚	✚	✚	9 / 9 directors
Operations Experience (leading teams in complex manufacturing, logistics and supply chain activities)	✚	✚	✚	✚	✚	✚	✚	✚		8 / 9 directors
International Business Experience (managing non-US operations and personnel , customers and markets)	✚	✚	✚	✚	✚	✚	✚	✚		8 / 9 directors
Mergers and Acquisitions Experience (assessing potential acquisitions and structuring, negotiating and integrating significant acquisitions)	✚	✚	✚	✚	✚	✚	✚	✚	✚	9 / 9 directors
Innovation Management Experience (research and development and marketing and promotion of new products in varied markets)	✚		✚	✚	✚	✚		✚		6 / 9 directors
Cybersecurity Risk Management and IT Expertise (providing meaningful understanding of information technology systems and the mitigation of cybersecurity risks)	✚	✚		✚	✚	✚	✚		✚	7 / 9 directors
Human Capital Management Experience (identify, attract, compensate, retain and develop talent, create a high- performing, engaged company culture and manage succession program)	✚	✚	✚	✚	✚	✚	✚	✚	✚	9 / 9 directors
Environmental, Social and Governance (development and oversight of an effective corporate responsibility strategy, including disclosures and mitigation of legal and reputational risks)	✚	✚	✚	✚	✚	✚	✚	✚	✚	9 / 9 directors
Sustainability and Climate Risk Management Experience (implementation and oversight of an effective sustainability program, including climate risk management, and related disclosures)				✚	✚	✚	✚			4 / 9 directors
Years of Other Public Company Board Service (years of public company board service, excluding service on GPK Board)	6	39	5	30	2	2	8	-	30	Avg. 14 years

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Board of Directors Responsible for reviewing, approving and monitoring business strategies and financial performance, ensuring processes are in place for maintaining the integrity of the Company in financial reporting, legal and ethical compliance matters, and in relationships with customers, suppliers, employees, the community and stockholders Oversees areas of particular risk through its Audit Committee, Compensation and Management Development Committee and Nominating and Corporate Governance Committee, each of which provides a report to the full Board of Directors at each regular Board meeting Oversees risks relating to compensation policies, practices and general standards Reviews and approves the incentive compensation arrangements for employees and the Company’s executive officers Oversees the health and welfare plan offerings and retirement plans for all employees Compensation and Management Development Committee Oversees the quality and integrity of the Company’s financial statements, performance of the internal audit function and adherence to legal and regulatory requirements Responsible for oversight of information security, controls and reporting Reviews material information with management and reports to the full Board Audit Committee Oversees Board and Committee succession and compensation Oversees guidelines including stockholding for directors and senior executives Reviews policies on sustainability matters and oversees sustainability programs and publications Nominating and Corporate Governance Committee Oversight of Risk Management 12

56% 11% 11% 22% 65-70 60-65 55-60 50-55 Director Age Distribution1 Robust Governance Practices Governance Highlights Independent directors: 8 of 9 (89%); 1 non-independent director (CEO) Separate CEO and independent Chair 4 new independent directors since 2022 Each director attended at least 80% of Board & assigned committee meetings Average independent director tenure of ~7 years, in-line with the S&P 500 independent director average tenure Policy against hedging and pledging of securities Compensation aligned with performance; over 90% shareholder approval for the last five years 1. Ages as of 2026 Proxy Statement. 13

We Take Investor Feedback Seriously Three governance changes sought by stockholders since 2024 have been put to a vote and all three are now in effect How We Engage We engage regularly with shareholders to gather input on critical issues impacting our business and society Our CEO, CFO and members of our investor relations team maintain extensive ongoing contact with investors Our governance framework supports engagement: independent Board chair, majority vote and director resignation policy, and no supermajority voting provisions Stockholder Support At The 2026 Annual Meeting 99.9% Charter amendment to declassify the Board 90.7% Charter amendment for a 25% special meeting right 94.7% Advisory vote on executive compensation (say-on-pay) Responsiveness To Stockholder Proposals: What We Heard And What We Did What Stockholders Asked For Board And Management Response Stockholder Vote Status Eliminate supermajority voting provisions Shareholder proposal approved with 88.7% support at the 2024 Annual Meeting. Management submitted a proposal at the 2025 Annual Meeting to amend the charter and by-laws to remove all supermajority voting provisions 90.9% support1 (2025 Annual Meeting) In effect: simple majority voting since May 21, 2025 Elect each director annually Shareholder proposal approved with 96.0% support at the 2025 Annual Meeting. Management submitted a proposal at the 2026 Annual Meeting to declassify the Board, phased in over three years 99.9% support (2026 Annual Meeting) In effect: June 15, 2026; all directors elected annually from the 2029 Annual Meeting Allow holders of 10% of common stock to call a special meeting Board submitted an alternative proposal setting a 25% ownership threshold, in line with S&P 500, Russell 1000 and peer practice 90.7% support for the 25% proposal In effect: 25% special meeting right since June 15, 2026 Source: Graphic Packaging 2026, 2025, and 2024 Proxy Statements and Forms 8-K filed June 16, 2026 and May 22, 2025. 1. Support as a percentage of outstanding shares. 14

Sustainability - Central to who we are - Essential to our customers - What consumers want 15

Sustainability Governance at Graphic Packaging Two-tiered oversight: the Board, through the Nominating and Corporate Governance Committee, and Senior Management Board of Directors Provides oversight and direction. Oversight of sustainability matters and reporting is expressly delegated to the Nominating and Corporate Governance Committee, which considers emerging social and environmental trends, legislative and regulatory developments, and the Company’s sustainability reporting. CEO and Executive Leadership Review and approve strategy, goals and resource plans. Drive progress on embedding sustainability into business and manufacturing processes and update the Board on direction and outcomes. Sustainability Team Team of experts that sponsor and partner with functional teams to drive execution and progress. Develop Roadmaps And Execution Plans To Deliver Goals And Initiatives Supply Chain Carbon footprint, logistics, forestry, supplier engagement Product New innovation, footprint, end-of-life, customer engagement Operations Engagement, training, community, safety, climate, energy, waste, forests Communications Community engagement, customers, vendors, investors, employees Source: Graphic Packaging 2026 Proxy Statement, “Oversight of Sustainability Matters.” 16

2025 Impact Report Published Progress across all pillars: Better Packaging, Better for People, and Better Future Defined as injury that results in a fatality or is life-threatening or life-altering. US Virtual Power Purchase Agreement (VPPA) will start providing credits late 2027. EMEA project began operation in October 2025. 17

Conclusion